UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014

Herbalife Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands	KY1-1106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 4, 2014, the Company issued a press release announcing the pricing of an offering of $1 billion of its 2% convertible senior notes due 2019 in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On February 4, 2014, the Company also issued a press release announcing it entered into an amendment to its senior secured credit facility.

A copy of the press releases are attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Herbalife Ltd. on February 4, 2014 announcing the pricing of an offering of $1 billion of convertible notes.

99.2	Press Release issued by Herbalife Ltd. on February 4, 2014 announcing the amendment of its credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

February 4, 2014	By:	/s/ Jim Berklas
Name: Jim Berklas
Title: Associate Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release issued by Herbalife Ltd. on February 4, 2014 announcing the pricing of an offering of $1 billion of convertible notes.

99.2	Press Release issued by Herbalife Ltd. on February 4, 2014 announcing the amendment of its credit facility.